UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 11, 2003

Magellan Health Services, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-6639	58-1076937
(State or Other Jurisdiction	(Commission File	(IRS Employer
of Incorporation)	Number)	Identification No.)

6950 Columbia Gateway Drive
Suite 400
Columbia, Maryland	21046
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (410) 953-1000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events

Magellan Health Services, Inc. (“Magellan”) received a letter from JPMorgan Chase Bank (“JPMorgan”) which invokes section 10.03 and 10.09 of the indenture relating to the 9% Senior Subordinated Notes due 2008 (the “Notes’) dated  February 12, 1998 (the “Indenture”) between Magellan and Marine Midland Bank, as Trustee.  Magellan will therefore not make the interest payment on the Notes which is due on February 17, 2003.  Magellan continues to be in discussions with its lenders and Noteholders concerning the reduction of the company's overall debt and outstanding interest as it works to improve its overall capital structure.

                Filed herewith as Exhibit No. 99 is a copy of the letter.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(a)  Financial Statements of business acquired:                              Not applicable.

(b)  Pro forma financial information:                  Not applicable.

(c)  Exhibits:

Exhibit Number	Description
99	JPMorgan’s letter to the Registrant dated February 4, 2003.

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

MAGELLAN HEALTH SERVICES, INC.

By:	/s/ Mark S. Demilio
Mark S. Demilio
Executive Vice President and
Chief Financial Officer

Date:  February 11, 2003